Exhibit 10.2

      AMENDMENT NUMBER FOUR, dated as of March 14, 1997 ("Amendment") to the Amended and Restated Revolving Credit Agreement dated as of December 31, 1994, as amended by Amendment Number One, dated as of May 31, 1995, Amendment Number Two, dated as of January 23, 1996, Amendment Number Three, dated as of April 26, 1996 and as amended hereby (the "Credit Agreement"), among CINCINNATI MILACRON INC., a Delaware corporation (the "Borrower" and the "Company"), CINCINNATI MILACRON KUNSTSTOFFMASCHINEN EUROPA GMBH, a German corporation (the "German Borrower" and, collectively, with the Company, the "Borrowers"), the lenders listed on Schedule 2.1 thereto (each a "Lender" and collectively, the "Lenders") and BANKERS TRUST COMPANY, a New York banking corporation ("BTCo"), as a Lender and as agent for the Lenders (in such capacity, including its successors and permitted assigns, the "Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

      WHEREAS, the Borrowers have requested that the Agent and the Lenders amend certain provisions of the Credit Agreement;

      WHEREAS, the Agent and the Lenders have considered and agreed to the Borrowers' requests, upon the terms and conditions set forth in this Amendment;

      NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                           SECTION ONE - AMENDMENTS.

     The Credit Agreement is amended as hereinafter provided in this Section ONE, effective as of March 14, 1997 (the "Amendment Effective Date").

     1.1. Amendments to Section 1 (Definitions) of the Credit Agreement

           (a) Section 1.1 shall be amended by adding the following new definitions in appropriate alphabetical order:

           "'Amendment No. 4' shall mean Amendment Number Four dated as of March 14, 1997 to this Agreement."

          (b) Section 1.1 shall be further amended as follows:

           "Applicable Borrowing Margin" shall be amended by deleting the definition thereof and replacing it with the following:

          "'Applicable Borrowing Margin' shall mean:

          (a) with respect to Eurodollar Loans and Alternate Currency Loans, if the ratio of Consolidated Total Indebtedness to Consolidated EBITDA, as evidenced by the Compliance Certificate of the Company from the preceding quarter and upon receipt of such Compliance Certificate the relevant applicable Borrowing Margin will be given effect, is (x) equal to or less than 3.75 to 1.0 but greater than 3.25 to 1.0, .8250% per annum, (y) equal to or less than 3.25 to 1.OO but greater than 2.50 to 1.O, .6250% per annum, (z) equal to or less than 2.50 to 1.0 but greater than 2.25 to 1.0, .4250% per annum, (xx) equal to or less than 2.25 to 1.0 but greater than 2.00 to 1.0,
 .3200%  per  annum, (yy) equal to or less than 2.00 to 1.0 but  greater  than
1.50 to 1.O, .2250% per annum and (zz) equal to or less than 1.50 to 1.0, .1500% per annum; and

           (b) with respect to Fixed CD Rate Loans, if the ratio of Consolidated Total Indebtedness to Consolidated EBITDA, as evidenced by the Compliance Certificate of the Company from the preceding quarter and upon receipt of such Compliance Certificate the relevant applicable Borrowing Margin will be given effect, is (x) equal to or less than 3.75 to 1.0 but greater than 3.25 to 1.0, .95% per annum, (y) equal to or less than 3.25 to
1.00  but greater than 2.50 to 1.O, .75% per annum, (z) equal to or less than
2.50 to 1.0 but greater than 2.25 to 1.0, .55% per annum, (xx) equal to or less than 2.25 to 1.0 but greater than 2.00 to 1.0, .445% per annum, (yy) equal to or less than 2.00 to 1.0 but greater than 1.50 to 1.0, .35% per annum and (yy) equal to or less than 1.50 to 1.0, .275% per annum."

           "Applicable Fee Percentage" shall be amended by deleting the definition thereof and replacing it with the following:

           "'Applicable Fee Percentage' shall mean, with respect to the Facility Fee as defined in Section 2.13, if the ratio of Consolidated Total
Indebtedness   to  Consolidated  EBITDA,  as  evidenced  by  the   Compliance
Certificate of the Company from the preceding quarter and upon receipt of such Compliance Certificate the relevant Applicable Fee Percentage will be given effect, is (x) greater than 2.50 to 1.0, .2500% per annum, (y) equal to or less than 2.50 to 1.0 but greater than 2.25 to 1.O, .2000% per annum, (z) equal to or less than 2.25 to 1.0 but greater than 2.00 to 1.0, .1800% per annum, (xx) equal to or less than 2.00 to 1.0 but greater than 1.50 to 1.0,
 .1500% per annum and (yy) equal to or less than 1.50 to 1.0, .1250% per annum; and

           "Final Maturity Date" shall be amended by deleting the definition thereof and replacing it with the following:

           "'Final Maturity Date' means January 31, 2002; provided, however, that the Company may extend the Final Maturity Date for an additional year by giving the Agent written notice no later than January 15, 2001 of its desire to extend the Final Maturity Date, which extension shall be subject to the consent of each Lender (other than a Defaulting Lender)".

     1.2. Amendments to Section 2 (Amount and Terms of Loans)

           (a) Section 2.1(a) shall be amended by deleting "$300,000,000" immediately following the words "the Total Revolving Loan Commitment is" and substituting "$200,000,000" therefor.

           (b) Section 2.14(a) shall be amended by deleting "$200,000,000, of
which   $180,000,000  may  be  used  solely  in  connection  with  Authorized
Acquisition No. 2" in clause (iii) and substituting "$20,000,000" therefor.

           (c) Section 2.14(f)(1)(i) shall be amended by deleting it in its entirety and replacing it with the following:

                "(i) with respect to drawings made under any Letter of Credit, interest, payable on demand, on the amount paid by such Issuing Lender in respect of each such drawing from and including the drawing payment date through the date such amount is reimbursed by the Company (including any such reimbursement out of the proceeds of Revolving Loans pursuant to Section 2.14(d)) at the relevant Eurodollar Rate plus if the ratio of Consolidated Total Indebtedness to Consolidated EBITDA is (x) equal to or less than 3.75 to 1.0 but greater than 3.25 to 1.0, .8250% per annum, (y) equal to or less than 3.25 to 1.00 but greater than 2.50 to 1.0,
 .6250%  per  annum, (z) equal to or less than 2.50 to 1.0 but greater  than
2.25 to 1.0, .4250% per annum, (xx) equal to or less than 2.25 to 1.0 but greater than 2.00 to 1.0, .3200% per annum, (yy) equal to or less than 2.00 to 1.0 but greater than 1.50 to 1.0, .2250% per annum and (zz) equal to or less than 1.50 to 1.O, .1500% per annum; provided that amounts reimbursed after 1:00 p.m. (New York time) on any date shall be deemed to be reimbursed on the next succeeding Business Day).

          (d) Section 2.16 shall be amended by deleting the text thereof in its entirety and replacing it with the following:

           "All interest, fees and other amounts accruing under this Agreement on or prior to, or determined in respect of any day accruing on or prior to, the Amendment Effective Date shall be computed and determined as provided in this Agreement before giving effect to Amendment No. 5."

      1.3.  Amendment to Section 5 (Affirmative Covenants)  to  the  Credit
Agreement

          (a) Section 5.11 shall be amended by deleting the text thereof in its entirety and replacing it with the following:

          "5.11 Consolidated Total Indebtedness to Consolidated EBITDA. The Company shall maintain, at all times during the respective periods indicated below, a ratio of Consolidated Total Indebtedness to Consolidated EBITDA not to exceed the respective ratio indicated during such period:

Period                                  Ratio

12/29/96 - 12/27/97                     3.75 to 1.00
12/28/97 - 12/31/98                     3.25 to 1.00
1/1/99 - 12/31/99                       2.50 to 1.00
1/1/2000 to 12/31/2000                  2.25 to 1.00
1/1/2001 and thereafter                 2.00 to 1.00


     1.4. Amendments to Section 6 (Negative Covenants) of the Credit
Agreement

     Section 6.2 shall be amended by deleting the parenthetical "(or agree to do any of the foregoing at any future time)."

      Section 6.3 shall be amended by deleting the text thereof in its entirety.

     1.5. Amendments to the Schedules of the Credit Agreement

     The Lenders' Revolving Loan Commitments shall be amended to be those set forth on Schedule 2.1 attached hereto and, in this regard, Schedule 2.1 shall be amended by deleting it in its entirety and replacing it with the new schedule attached hereto.

                SECTION TWO - REPRESENTATIONS AND WARRANTIES.

      The Company hereby confirms, reaffirms and restates the representations and warranties made by it in Section 8 of the Credit Agreement, as amended hereby, and all such representations and warranties are true and correct in all material respects as of the date hereof except such representations and warranties need not be true and correct to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement or such changes arise out of events not prohibited by the covenants set forth in Sections 5 and 6 of the Credit Agreement. The Company further represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent and each Lender that:

      (a) The Company and the German Borrower each has the corporate power, authority and legal right to execute, deliver and perform this Amendment and has taken all corporate actions necessary to authorize the execution, delivery and performance of this Amendment;

      (b) No consent of any person other than all of the Lenders, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment;

      (c) This Amendment has been duly executed and delivered on behalf of each of the Company and the German Borrower by a duly authorized officer or attorney-in-fact of the Company and the German Borrower, as the case may be, and constitutes a legal, valid and binding obligation of the Company and the German Borrower, as the case may be, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditor's rights generally or by equitable principles relating to enforceability; and

      (d) The execution, delivery and performance of this Amendment will not violate (i) any provision of law applicable to the Company or the German Borrower or (ii) contractual obligation of either the Company or the German Borrower, except in the case of clause (i) or (ii), such violations that would not have, singly or in the aggregate, a Material Adverse Effect.

                    SECTION THREE - MISCELLANEOUS.

      (a) The Applicable Borrowing Margin, as of the Amendment Effective Date until receipt of the Compliance Certificate required by Section 5.01 shall be as follows:

           (i) with respect to Eurodollar Loans and Alternate Currency Loans, .4250% per annum;

          (ii) with respect to Fixed CD Rate Loans, .55% per annum; and

          (iii) with respect to Base Rate Loans, 0% per annum.

      (b) The Applicable Fee Percentage, as of the Amendment Effective Date until receipt of the Compliance Certificate required by Section 5.01 shall be
 .20% per annum.

      (c) The Company agrees to pay pursuant to Section 2.14(f)(1)(i) as of the Amendment Effective Date until receipt of the Compliance Certificate required by Section 5.01 with respect to drawings made under any Letter of Credit, an amount in addition to the relevant Eurodollar Rate equal to .425% per annum.

      (d) Except as herein expressly amended, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, except as otherwise provided herein, are ratified and confirmed in all respects and shall remain in full force and effect in accor dance with their respective terms.

      (e) All references to the Credit Agreement shall mean the Credit Agreement as amended as of the Amendment Effective Date, and as the same may at any time be amended, amended and restated, supplemented or otherwise modified from time to time and as in effect.

      (f) This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

      (g) THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

      (h) This Amendment shall not constitute a consent or waiver to or modification of any other provision, term or condition of the Credit Agreement. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Credit Agreement, as amended hereby, shall remain in full force and effect.












                                             Schedule 2.1 to
Amend. No. 5

        Lenders' Revolving Loan Commitment and Pro Rata Share

                              Revolving
Lender                    Loan Commitment      Pro Rata Share

Bankers Trust Company      $23,076,924          11.5384620%

Credit Lyonnais             23,076,924          11.5384620
  Chicago Branch

Midland Bank plc,           23,076,924          11.5384620
  New York Branch

Morgan Guaranty Trust       23,076,924          11.5384620
  Company of New York

NationsBank, N.A.           23,076,924          11.5384620

NBD Bank                    23,076,924          11.5384620

PNC Bank, Ohio, N.A.        23,076,924          11.5384620

Society National Bank       23,076,924          11.5384620

Star Bank, N.A.             15,384,608            7.692304
                          $200,000,000               100%


      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                              CINCINNATI MILACRON INC.

                              By:  Kenneth W. Mueller

                              Name: Kenneth W. Mueller
                              Title: Treasurer




                              CINCINNATI MILACRON
                                KUNSTSTOFFMASCHINEN EUROPA GmbH

                              By:  Kenneth W. Mueller

                              Name: Kenneth W. Mueller
                              On the basis of power of
                              attorney dated as of
                              December 22, 1994



                              BANKERS TRUST COMPANY, as a
                                Lender and as Agent

                              By:  Dana Klein

                              Name: Dana Klein
                              Title: Vice President



                              CREDIT LYONNAIS CHICAGO
                                BRANCH, as a Lender

                              By:  Mary Ann Klemm

                              Name: Mary Ann Klemm
                              Title: Vice President
                                     and Group Head



                              MIDLAND BANK PLC, NEW YORK BRANCH,
as a Lender

                              By:  Jonathan Morris

                              Name: Jonathan Morris
                              Title: Vice President








                              MORGAN GUARANTY TRUST COMPANY OF
                                NEW YORK, as a Lender

                              By:  Pat Lunka

                              Name: Pat Lunka
                              Title: Vice President



                              NATIONSBANK N.A., as a Lender

                              By:  Philip S. Durand

                              Name: Philip S. Durand
                              Title: Vice President



                              NBD BANK, as a Lender

                              By:  Edward Hathaway
                              Name: Edward Hathaway
                              Title: Vice President



                              PNC BANK, OHIO, N.A., as a Lender

                              By:  David F. Knuth
                              Name: David F. Knuth
                              Title: Vice President



                              SOCIETY NATIONAL BANK, as a
                               Lender

                              By:  Wayne K. Guessford
                              Name: Wayne K. Guessford
                              Title: Vice President







                              STAR BANK, N.A., as a Lender

                              By:  Thomas D. Gibbons
                              Name: Thomas D. Gibbons
                              Title: Vice President